UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2018

SINO-GLOBAL SHIPPING AMERICA, LTD.

(Exact name of Registrant as specified in charter)

Virginia	001-34024	11-3588546
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1044 Northern Blvd., Suite 305,

Roslyn, New York, 11576-1514

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (718) 888-1814

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐ Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 6, 2018, Sino Global Shipping America, Ltd. (the “Company”) held its annual meeting of shareholders for its fiscal year ended June 30, 2017. Shareholders of an aggregate of 6,958,872 shares of common stock of the Company, constituting a majority of the aggregate number of votes entitled to cast at the meeting are present in person or represented by proxy at the meeting. The final voting results for each matter submitted to a vote of shareholders at the meeting are as follows:

1.	Election of Class II Directors

The following individuals were elected as Class II Directors to serve on the Board of Directors until the 2021 annual meeting of shareholders or until their successors are duly elected and qualified. No broker non-votes are counted.

Director’s Name	Votes For	Votes Withheld
Lei Cao	3,709,687	138,283
Tieliang Liu	3,413,437	434,533

2.	Ratification of Friedman LLP as Independent Registered Public Accounting Firm

The shareholders ratified the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018. Broker non-votes are counted.

For	Against	Abstain
6,032,589	410,355	515,928

3.	Advisory Vote on Compensation of Named Executive Officers

The shareholders approved, on an advisory, non-binding basis, the compensation of our named executive officers. No broker non-votes are counted.

For	Against	Abstain
3,458,796	261,794	127,380

Item 9.01	Financial Statements and Exhibits.

The Company hereby files the employment agreements with each of its executive officers, renewed on September 30, 2017 on the same terms as described in its annual report on Form 10-K filed with the United States Securities and Exchange Commission on September 27, 2017.

Exhibit No.	Description

Exhibit 10.1	Employment Agreement by and between Mr. Lei Cao and Sino-Global Shipping America, Ltd., dated as of September 30, 2017
Exhibit 10.2	Employment Agreement by and between Ms. Tuo Pan and Sino-Global Shipping America, Ltd., dated as of September 30, 2017
Exhibit 10.3	Employment Agreement by and between Mr. Zhikang Huang and Sino-Global Shipping America, Ltd., dated as of September 30, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2018

SINO-GLOBAL SHIPPING AMERICA, LTD.

By:	/s/ Lei Cao
Name:	Lei Cao
Title:	Chief Executive Officer

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